UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 16, 2006
                                                --------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
--------------------------------------------------------------------------------
             (Exact name of sponsors as specified in their charters)


        New York              333-126661-05                      13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number     (IRS Employer
of incorporation of depositor)   of issuing entity)        Identification No.
                                                            of depositor)

                  270 Park Avenue
                  New York, New York                              10017
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)   (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On March 16, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 16, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC14 (the "Certificates"). The Class A-1, Class A-2, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $2,437,880,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Deutsche Bank Securities Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 3, 2006, by and among the Company and the Underwriters.

      On March 16, 2006, the Class X-1, Class A-3A, Class E, Class F, Class G, Class H, Class R and Class LR Certificates (collectively, the "Privately Purchased Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase and Placement Agent Agreement, dated as of March 3, 2006, by and between the Depositor and J.P. Morgan Securities Inc. On March 16, 2006, the Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (collectively, the "Privately Placed Certificates" and together with the Purchased Certificates, the "Private Certificates") were sold to Citigroup Property Investors, a business unit of Citigroup Alternative Investments LLC. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association and CIBC Inc.

      Attached as exhibits are certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

  Exhibit 1 Underwriting Agreement, dated as of March 3, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, CIBC World Markets Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp., Deutsche Bank Securities Inc. and Nomura Securities International, Inc., as underwriters.

  Exhibit 4       Pooling and Servicing Agreement, dated as of March 16,
                  2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer and LaSalle Bank National Association, as trustee and paying agent.

  Exhibit 5.1 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 16, 2006.

  Exhibit 8.1 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 16, 2006 (included as part of Exhibit 5).

  Exhibit 10.1    Mortgage Loan Purchase Agreement, dated as of March 16,
                  2006, by and between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

  Exhibit 10.2    Mortgage Loan Purchase Agreement, dated as of March 16,
                  2006, by and between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

  Exhibit 10.3 Loan Sale Agreement, dated as of March 16, 2006, by and between CIBC Inc. and JPMorgan Chase Bank, National Association, relating to Houston Galleria Note A-2B sold to CIBC Inc. by JPMorgan Chase Bank, National Association.

  Exhibit 23.1 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2006                      J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.




                                          By: /s/ Charles Lee
                                            -------------------------
                                            Name:  Charles Lee
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                     Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------

1                          Underwriting Agreement, dated as of          (E)
                           March 3, 2006, by and among J.P.
                           Morgan Chase Commercial Mortgage
                           Securities Corp., as depositor, CIBC
                           World Markets Corp. for itself as one
                           of the underwriters and J.P. Morgan
                           Securities Inc., for itself and as
                           representative of CIBC World Markets
                           Corp., Deutsche Bank Securities Inc.
                           and Nomura Securities International,
                           Inc., as underwriters.

4                          Pooling and Servicing Agreement,             (E)
                           dated as of March 16, 2006, by and
                           among J.P. Morgan Chase Commercial
                           Mortgage Securities Corp., as
                           depositor, GMAC Commercial Mortgage
                           Corporation, as master servicer,
                           Midland Loan Services, Inc., as
                           special servicer and LaSalle Bank
                           National Association, as trustee and
                           paying agent.

5                          Legality Opinion of Cadwalader,              (E)
                           Wickersham & Taft LLP, dated as of
                           March 16, 2006.

8.1                        Tax Opinion of Cadwalader, Wickersham        (E)
                           & Taft LLP, dated as of March 16,
                           2006 (included as part of Exhibit 5).

10.1                       Mortgage Loan Purchase Agreement,            (E)
                           dated as of March 16, 2006, by and
                           between JPMorgan Chase Bank, National
                           Association and J.P. Morgan Chase
                           Commercial Mortgage Securities Corp.,
                           relating to the mortgage loans sold
                           to the depositor by JPMorgan Chase
                           Bank, National Association.

10.2                       Mortgage Loan Purchase Agreement,            (E)
                           dated as of March 16, 2006, by and
                           between CIBC Inc. and J.P. Morgan Chase
                           Commercial Mortgage Securities Corp.,
                           relating to the mortgage loans sold
                           to the depositor by CIBC Inc.

10.3                       Loan Sale Agreement, dated as of             (E)
                           March 16, 2006, by and between CIBC
                           Inc. and JPMorgan Chase Bank,
                           National Association, relating to
                           Houston Galleria Note A-2B sold to
                           CIBC Inc. by JPMorgan Chase Bank,
                           National Association.

23.1                       Consent of Cadwalader, Wickersham &          (E)
                           Taft LLP (included as part of Exhibit
                           5).